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                                                                   Exhibit 10(b)


                    THIRD AMENDMENT TO MERCHANDISE AGREEMENT


     THIS THIRD AMENDMENT TO MERCHANDISE AGREEMENT (the "Third Amendment") is entered into as of February 1, 1996, by and among InterTAN Canada Ltd. ("ITC"), a corporation organized under the laws of the Province of Alberta, Canada, InterTAN, Inc. ("ITI"), a Delaware corporation, InterTAN Australia Ltd. ("ITA"), a corporation organized under the laws of the State of New South Wales, Australia, InterTAN U.K. Limited ("ITUK"), a corporation organized under the laws of England and Wales, and Technotron Sales Corp. Pty. Ltd. ("TSC"), a corporation organized under the laws of the State of New South Wales, Australia (along with their respective current or future subsidiaries, being collectively referred to herein as the "ITI-GROUP") and Tandy Corporation ("TANDY"), a Delaware corporation, and A&A International, Inc. ("A&A"), a Nevada corporation.

     WHEREAS, each of the parties hereto entered into that certain Merchandise Agreement signed on or about October 8, 1993, and dated (or which is hereby deemed to have been dated) as of October 15, 1993 (the "Agreement"); and

     WHEREAS, the Agreement has been amended by the First Amendment to Merchandise Agreement (dated November 1, 1993) and the Second Amendment to Merchandise Agreement (dated October 2, 1995); and

     WHEREAS, the parties hereto have agreed to modify the applicable open order coverage requirements to be secured by letters of credit maintained by ITUK as set out in Section 1.3 of the Agreement, as previously amended; and

     WHEREAS, in order to give affect to the parties' intentions, the parties hereto desire to execute this Third Amendment.

     NOW, THEREFORE, for good and valuable consideration, receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

     Section 1. Definitions.   Terms used herein shall have the meanings set
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forth in the Agreement, as amended by the First Amendment and Second Amendment thereto, except as otherwise defined herein.
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     Section 2. Amendment to Section 1.3.  Section 1.3 of Article I of the
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Agreement, as previously amended by the First Amendment and Second Amendment thereto, is hereby further amended by adding the following new provision to the end of Section 1.3 as set out below:

     "(i) Notwithstanding anything to the contrary in the Agreement, as amended, the required percentage (as calculated according to the foregoing subsections of this Section 1.3) of the aggregate U.S. dollar amount of Open Orders as specified in the L/C Notice to be covered by the applicable L/C maintained by ITUK shall be further reduced so as to provide ITUK with a reduction of the required coverage in an amount equal to the percentage derived by dividing (i) the gross amount of sales made by ITUK to RadioShack International ("RSI"), under that certain Master Sales Agreement (dated December 31, 1995) in each successive fiscal quarter of ITUK by (ii) the amount of gross sales earned by ITUK in the applicable fiscal quarter (for example, if during ITUK's third quarter of its 1996 fiscal year the sales to RSI represent 4% of ITUK's gross sales for such period, ITUK shall receive a 4% equivalent reduction (on a point by point basis) in its required letter of credit coverage for the fourth quarter of its 1996 fiscal year). Such percentage shall be determined by ITUK on a quarterly basis, to be applicable for the immediately succeeding fiscal quarter, on or before the thirtieth (30th) day following ITUK's close of each fiscal quarter (commencing with the first calendar quarter of 1996). Additionally, on or before the thirtieth (30th) day following the close of each fiscal quarter, ITUK shall furnish to RSI and A&A International, Inc. a complete and accurate report, certified as such by an officer of ITUK or ITI, showing ITUK's gross sales for the quarter and gross sales to RSI, less itemized discounts and allowances deducted from such gross sales price, of all products sold by ITUK to RSI during the preceding fiscal quarter."

     Section 3.  Ratification of Merchandise Agreement and Prior Amendments
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Thereto.  The Agreement, as amended by the First Amendment and Second Amendment
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thereto, is in all other respects hereby ratified and confirmed, and all of its provisions, as hereby amended, continue in full force and effect.

     Section 4.  Governing Law.  THIS THIRD AMENDMENT SHALL BE SUBJECT TO
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ARTICLE 7, SECTION 7.1 OF THE AGREEMENT, AS AMENDED, ENTITLED  "Texas Law
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Applicable; Submission to Jurisdiction."   SECTION 7.1 OF THE AGREEMENT, AS
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AMENDED, IS HEREBY ADOPTED BY REFERENCE AND INCORPORATED HEREIN FOR ALL PURPOSES
AS IF SET OUT AT LENGTH.

     Section 5.  Execution in Counterparts.  This Third Amendment may be
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executed in any number of counterparts and by different parties hereto and separate counterparts, each of which when so executed shall be deemed to be an original, and all of which taken together shall constitute one and the same Third Amendment. Delivery of an executed counterpart of a
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signature page to this Third Amendment by telecopy shall be as effective as delivery of a manually executed counterpart of this Third Amendment.

     IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to Merchandise Agreement to be executed by their duly authorized officers, or representatives, all as of the day and year first above written.

                              TANDY CORPORATION

                              By:  /s/Dwain H. Hughes
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                              Its:   Senior Vice President
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                              A&A INTERNATIONAL, INC.

                              By:  /s/David Christopher
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                              Its:  President
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                              InterTAN CANADA LTD.

                              By:  /s/James T. Nichols
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                              Its:  President
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                              InterTAN, INC.

                              By:  /s/James T. Nichols
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                              Its:  President
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                              InterTAN AUSTRALIA LTD.

                              By:  /s/James T. Nichols
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                              Its:  Director
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                              InterTAN U.K. LIMITED

                              By:  /s/James T. Nichols
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                              Its:  Director
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                              TECHNOTRON SALES CORP. PTY. LTD

                              By:  /s/James T. Nichols
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                              Its:  Director
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